UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2017

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.

Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Nanophase Technologies Corporation (the “Company”) was held on August 24, 2017. The following is a summary of the proposals submitted to the Company's stockholders, as described in the Company's definitive proxy statement filed on July 14, 2017, and final results of the voting on each matter.

1)	The stockholders voted to re-elect three Class II directors to the Board. Results of the voting were as follows:

Director	For	Authority Withheld	Abstentions	Broker Non-Votes
Jess A. Jankowski	16,020,492	97,033	—	10,974,925
Richard W. Siegel, Ph.D.	16,019,833	97,692	—	10,974,925
W. Ed Tyler	16,020,992	96,533	—	10,974,925

In addition to Mr. Jankowski, Dr. Siegel and Mr. Tyler, James A. Henderson, James A. McClung, Ph.D., R. Janet Whitmore and George A. Vincent, III continued their terms of office as directors of the Company after the Annual Meeting.

2)	The stockholders voted to ratify the appointment by the Company’s Audit and Finance Committee of RSM US LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2017. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
27,016,587	43,611	32,252	—

Item 7.01.	Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the slides that the Company intends to utilize in presentations to investors and other third parties. The Company is also making a copy of the attached slides available on the Company’s website, www.nanophase.com.

The slides attached as Exhibit 99.1 include non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that the presentation of results excluding certain items, such as non-cash equity compensation charges, provides meaningful supplemental information to both management and investors, facilitating the evaluation of performance across reporting periods. The Company uses these non-GAAP measures for internal planning and reporting purposes. These non-GAAP measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income prepared in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure are included in Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibit 99.1. Any reference to the Company’s internet address shall not, under any circumstances, be deemed to incorporate the information available at, or accessible through, such internet address into this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1

Presentation of Nanophase Technologies Corporation, dated August 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2017

NANOPHASE TECHNOLOGIES CORPORATION

By:	/s/ Frank Cesario
Name: Title:	Frank Cesario Chief Financial Officer